Summary prospectus

Global / international equity mutual fund

Delaware Ivy International Value Fund (formerly, Delaware Ivy Pzena International Value Fund)

Nasdaq ticker symbols
Class A	ICDAX
Class B	ICDBX
Class C	ICDCX
Class I	ICVIX
Class R6 (formerly, Class N)	ICNGX
Class R	IYCUX
Class Y	ICDYX

July 29, 2021

(as amended and restated November 15, 2021)

Before you invest, you may want to review the Fund’s statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders, online at ivyinvestments.com/prospectus. You can also get this information at no cost by calling 888 923-3355. The Fund’s statutory prospectus and statement of additional information, both dated July 29, 2021 (as amended and restated November 15, 2021) (and any supplements thereto), are incorporated by reference into this summary prospectus.

Summary prospectus
Delaware Ivy International Value Fund

(formerly, Ivy Pzena International Value Fund)

On April 30, 2021, the funds in this prospectus (Funds) became part of Delaware Funds by Macquarie® and Delaware Management Company became each Fund’s investment manager (hereinafter, the Funds and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds).

What is the Fund’s investment objective?

Delaware Ivy International Value Fund seeks to provide capital appreciation.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transaction Funds. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.” The Fund's Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.

Shareholder fees (fees paid directly from your investment)

Class	A		B		C		I	R6	R	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%		none		none		none	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%	1	5.00%	1	1.00%	1	none	none	none	none
Maximum account fee	none		none		none		none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A		B		C		I		R6		R		Y
Management fees	1.00%		1.00%		1.00%		1.00%		1.00%		1.00%		1.00%
Distribution and service (12b-1) fees	0.25%		1.00%		1.00%		none		none		0.50%		0.25%
Other expenses	0.51%		2.24%		0.52%		0.33%		0.15%		0.40%		0.32%
Total annual fund operating expenses	1.76%		4.24%		2.52%		1.33%		1.15%		1.90%		1.57%
Fee waivers and expense reimbursements	(0.21%)	2	(0.21%)	2	(0.21%)	2	(0.21%)	2	(0.21%)	2	(0.21%)	2	(0.21%)	2
Total annual fund operating expenses after fee waivers and expense reimbursements	1.55%		4.03%		2.31%		1.12%		0.94%		1.69%		1.36%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased prior to July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase, or on shares that were purchased after July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

Delaware Management Company (Manager), the Fund’s investment manager, has contractually agreed to reduce the management fee paid by the Fund by an annual rate of 0.21% of average daily net assets from November 15, 2021 through November 15, 2022.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example shows expenses for Class B shares, assuming those shares were not redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	(if not redeemed) B	B	C	I	R6	R	Y
1 year	$724	$405	$805	$234	$114	$96	$172	$138
3 years	$1,078	$1,268	$1,568	$765	$401	$345	$577	$475
5 years	$1,456	$2,144	$2,244	$1,322	$709	$613	$1,007	$835
10 years	$2,513	$3,870	$3,870	$2,653	$1,583	$1,379	$2,205	$1,850

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy International Value Fund invests at least 80% of its net assets in equity securities of issuers that are organized, have a majority of their assets, or generate the majority of their operating income outside the United States. The Fund generally invests up to 15% of its portfolio in emerging markets. The Fund may invest more than 25% of its total assets in the securities of issuers located in the same country. The Fund’s portfolio generally will consist of 60 to 80 stocks identified through a research-driven, bottom-up security selection process based on fundamental research, with relative sizing based on valuation, risk and diversification. The Fund will invest at least 65% of its total assets in equity securities of issuers that are organized, have a majority of their assets, or generate the majority of their operating income outside the United States. The Fund may invest more than 25% of its total assets in the securities of issuers located in the same country. The Fund may invest up to 15% of its total assets in emerging markets securities.

The portfolio management team searches for undervalued companies that have potential for improvement that has not yet been recognized by others in the marketplace. These opportunities may exist because of temporary company-specific problems or because the companies are in industries that may be out of favor. The portfolio management team believes that the potential for strong returns can be realized by assembling an international portfolio of fundamentally strong companies that have superior business prospects and that are priced below the team’s estimate of intrinsic value. The portfolio management team focuses on out-of-favor stocks that have the potential to realize their intrinsic value within a three- to five-year horizon.

In selecting investments for the Fund:

•
Fundamental research and analysis are the driving forces behind each security chosen by the portfolio management team. Security selection is based on relative value comparisons, applying the team’s understanding of industry cycles, global competitors, and company-specific variables. The investment process combines quantitative valuation screens with traditional in-depth fundamental analysis, experienced judgment, and patience.

•
The portfolio management team places great emphasis on those securities it believes can offer the best long-term appreciation within a three- to five-year horizon. The team constructs the portfolio on a stock-by-stock basis, and the holdings are diversified across market capitalization, geography, and economic sector.

•
The Fund may focus its investments in the consumer staples sector. The consumer staples sector consists of companies that are involved in areas such as the production, manufacture, distribution, or sale of, consumer goods and services that have non-cyclical characteristics, such as food and beverage, household goods, personal products, and non-discretionary retail.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (MFMHKL), to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Foreign and emerging markets risk — The risk that international investing (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; the imposition of economic or trade sanctions; or inadequate or different regulatory and accounting standards. The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Industry, sector, and security risk — The risk that the value of securities in a particular industry or sector (such as financial services or consumer staples) will decline because of changing expectations for the performance of that industry or sector.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such as a pending merger or actual or threatened bankruptcy).

Summary prospectus
Delaware Ivy International Value Fund

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

The Manager is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

How has Delaware Ivy International Value Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager; however, the portfolio managers have not changed. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 888 923-3355 or by visiting our website at ivyinvestments.com.

Effective July 31, 2018, the name of the Fund changed from Ivy Cundill Global Value Fund to Ivy Pzena International Value Fund, the Fund’s subadviser changed to Pzena, and the Fund changed its investment strategy to invest in equity securities of issuers located in, or with significant business, assets, or operations in, countries throughout the world other than the United States. Effective November 15, 2021, the Fund’s subadvisers changed to MIMGL and MFMHKL, and the Fund changed its investment strategy. The Fund’s performance for period prior to July 31, 2018 and from July 31, 2018 through November 15, 2021 reflects the Fund’s former strategies; its performance may have differed if the Fund’s current strategy had been in place.

Calendar year-by-year total return (Class A)

As of June 30, 2021, the Fund’s Class A shares had a calendar year-to-date return of 14.37%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 24.06% for the quarter ended December 31, 2020, and its lowest quarterly return was -30.45% for the quarter ended March 31, 2020. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2020

	1 year	5 years	10 years or lifetime
Class A return before taxes	2.27%	5.48%	3.67%
Class A return after taxes on distributions	2.01%	4.56%	3.19%
Class A return after taxes on distributions and sale of Fund shares	1.53%	4.11%	2.81%
Class B return before taxes	-0.50%	4.25%	3.05%
Class C return before taxes	5.22%	5.56%	3.40%
Class I return before taxes	6.48%	6.71%	4.54%
Class R6 return before taxes (lifetime: 7/31/14-12/31/20)	6.69%	6.89%	2.16%
Class R return before taxes (lifetime: 12/19/12-12/31/20)	5.92%	6.10%	4.81%
Class Y return before taxes	6.29%	6.46%	4.33%
MSCI EAFE (Europe, Australasia, Far East) Index (net) (reflects no deduction for fees, expenses or taxes)[1]	7.82%	7.45%	5.51%
MSCI EAFE (Europe, Australasia, Far East) Index (gross) (reflects no deduction for fees, expenses or taxes)[1]	8.28%	7.97%	6.00%
MSCI EAFE (Europe, Australasia, Far East) Value Index (net) (reflects no deduction for fees, expenses or taxes)	-2.63%	4.20%	3.37%
MSCI EAFE (Europe, Australasia, Far East) Value Index (gross) (reflects no deduction for fees, expenses or taxes)	-2.10%	4.82%	3.96%

[1]

Effective November 15, 2021, the Fund’s new benchmark index MSCI EAFE (Europe, Australasia, Far East) Index. The Manager believes that this index is more consistent with the investment philosophy of the Fund and more reflective of the types of securities in which the Fund invests than the previous benchmark index. Both the new benchmark index and the Fund’s previous benchmark index noted above are included in this Prospectus for comparison purposes.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Jens Hansen	Managing Director, Chief Investment Officer	November 2021
Klaus Petersen, CFA	Managing Director, Senior Portfolio Manager	November 2021
Claus Juul	Vice President, Portfolio Manager	November 2021
Åsa Annerstedt	Vice President, Portfolio Manager	November 2021
Allan Saustrup Jensen, CFA, CAIA®	Vice President, Portfolio Manager	November 2021
Christopher Gowlland, CFA	Senior Vice President, Head of Equity Quantitative Research	November 2021

Sub-Advisors

Macquarie Investment Management Global Limited (MIMGL)

Macquarie Funds Management Hong Kong Limited (MFMHKL)

Purchase and redemption of Fund shares

The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by Waddell & Reed Services Company, doing business as WI Services Company (WISC) if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 219722, Kansas City, MO 64121-9722 (all share classes), by telephone (888 923-3355) (Class A, B and C shares) or via the internet if you have completed an Express Transaction Authorization Form (ivyinvestments.com) (Class A, B and C shares). If your shares are not held in a Direct Account (such as for Class R6 shares and Class R shares), please contact your broker-dealer, financial advisor, plan administrator,

Summary prospectus
Delaware Ivy International Value Fund

third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund. The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or the Distributor may reduce or waive the minimums in some cases.

For Class A and Class C shares, the minimum investment is generally $750, and subsequent investment can be made in any amount. For accounts opened with Automatic Investment Service (AIS), the minimum investment is generally $150, and subsequent investment can be made for as little as $50. For accounts established through payroll deductions and salary deferrals minimum investments may be made in any amount. For Class I, Class R6, Class R, and Class Y shares, please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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IVSUM-ICDAX 7/21